SUPPLEMENT TO THE

FIDELITY FIFTY®

August 21, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the second paragraph under the heading "After-Tax Results for the Fund" found in the "Performance" section on page 15.

The pre-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution, (ii) that shares were held for the entire measurement period, and (iii) that no taxes have been paid on accumulated capital appreciation. The pre-liquidation returns do not include the effect of the fund's maximum front-end sales charge of 3.00%. The pre-liquidation returns also do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 30 days.

The post-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution and (ii) that shares have been sold at the end of the measurement period. The post-liquidation returns include the effect of the fund's maximum front-end sales charge of 3.00%. The post-liquidation returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares held less than 30 days.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 18.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors & Fragrances, Inc. (2000), Rockwell International (electronic controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 18.

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 18.

MARVIN L. MANN (68), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 18.

WILLIAM S. STAVROPOULOS (62), Member of the Advisory Board of Fidelity Hastings Street Trust (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

FIFB-01-04 June 11, 2001
1.717700.107

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 18.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustees and Officers" section beginning on page 18.

THOMAS R. WILLIAMS (72), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

The following information supplements information found in the "Trustees and Officers" section beginning on page 18.

PAUL F. MALONEY (51) is Assistant Treasurer of Fidelity Fifty. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information supplements information found in the "Trustees and Officers" section beginning on page 18.

THOMAS J. SIMPSON (43) is Assistant Treasurer of Fidelity Fifty (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following information replaces similar information under the heading "Sub-Advisors" found in the "Management Contract" section on page 25.

For providing investment advice and research services, fees paid to FMR U.K., FMR Far East, and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended June 30	FMR U.K.	FMR Far East	Fees Paid by FMR Far East to FIJ
2000	$ 13,839	$ 18,219	$ 2,390
1999	$ 12,090	$ 6,642	$ 0
1998	$ 3,522	$ 3,150	$ 0

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 25.

FSC also collects small account fees from certain accounts with balances less than $2,000.

The following information replaces the similar information found in the "Description of the Trust" section on page 26.

Custodians. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.